                                                                    EXHIBIT 10.3

                                AVENUE A, INC.

                           SERIES B PREFERRED STOCK
                           SHARE PURCHASE AGREEMENT

     THIS SHARE PURCHASE AGREEMENT (this "Agreement"), is made and entered into by and between Avenue A, Inc. (the "Company"), a Washington corporation, and the undersigned purchaser of the Company's Series B Preferred Stock (the "Investor"), effective as of the date of execution of this Agreement on behalf of the Company by a Company officer on the signature page hereof (the "Company Execution Date").

                                    RECITAL

     The Investor desires to purchase shares of the Company's Series B Preferred Stock upon the terms and conditions below.

                                   AGREEMENT

1.   Sale and Purchase of Shares

     Subject to the terms and conditions of this Agreement, the Investor agrees to purchase from the Company, and the Company agrees to sell to the Investor, 446,429 shares of the Series B Preferred Stock of the Company (the "Shares", as further defined below) at a purchase price of $1.12 per share, which represents an aggregate purchase price of $500,000.48. In connection with the Investor's execution of this Agreement, the Investor has delivered to the Company a check in the amount of the aggregate purchase price, receipt of which is hereby acknowledged by the Company. The Investor agrees and acknowledges that the initial sale and transfer of the Shares shall be effective as of the Company Execution Date, and that this Agreement shall not be effective unless and until the Company accepts this Agreement as evidenced by execution of the signature page of this Agreement on behalf of the Company by a Company officer. "Shares" shall be defined as the purchased Shares and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Investor is entitled by reason of Investor's ownership of the Shares.

2.   Disposition Prohibited

     The Investor shall not dispose of any of his, her or its Shares except as permitted by this Agreement, and any such attempted disposition shall be void and shall not be recognized or registered upon the books of the Company. The term "dispose" includes, but is not limited to, the acts of selling, assigning, transferring, pledging, encumbering, giving away, devising, and any other form of conveying, including conveyances caused by marital separation, divorce, receivership, or bankruptcy, whether voluntary or involuntary or by operation of law.

3.   Right of First Refusal

     3.1  Restriction

     Before any Shares held by the Investor or any transferee of the Investor (either being sometimes referred to as the "Holder") may be sold or otherwise disposed of (as defined above but excluding transfers described in and governed by Section 4), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this
Section 3 (the "Right of First Refusal").

     3.2  Notice of Proposed Transfer

     The Holder of the Shares shall deliver to the Company a written notice (the "Notice") stating: (a) the Holder's bona fide intention to sell or otherwise transfer such Shares; (b) the name and address of any proposed purchaser or other transferee ("Proposed Transferee"); (c) the number of Shares to be transferred; and (d) the terms and conditions of any proposed sale or transfer, including the proposed purchase price for the Shares to be transferred (the "Offered Price").

     3.3  Exercise of Right of First Refusal

     At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all or any portion of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection 3.4 below.

     3.4  Purchase Price

     The purchase price ("Purchase Price") for the Shares purchased by the Company or its assignee(s) under this Section 3 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

     3.5  Payment

     Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

     3.6  Holder's Right to Transfer

     If any of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in Section 3.3, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within sixty (60) days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee and any spouse executes an endorsement in the form attached as Exhibit A, acknowledging that the provisions of this Agreement shall continue to apply to the Shares in the hands of such Proposed Transferee (an "Endorsement"). If the Shares are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

     3.7  Exception for Certain Family Transfers

     Notwithstanding anything to the contrary in this Section 3, the transfer of any or all of the Shares during the Investor's lifetime or on the Investor's death by will or intestacy to the Investor's Immediate Family or a trust for the benefit of the Investor's Immediate Family shall be exempt from the provisions of this Section 3. "Immediate Family" as used herein shall mean the Investor's spouse (except in the case of divorce), father, mother, brother, sister or children or an entity in which all beneficial ownership interests are held by the Investor, any of the aforementioned persons or any other such entity. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Agreement, shall execute an Endorsement and there shall be no further transfer of such Shares except in accordance with the terms of this Agreement.

4.   Involuntary Transfer

     4.1  Company's Right to Purchase upon Involuntary Transfer

     In the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including death, divorce, legal separation or bankruptcy, but excluding a transfer to Immediate Family as set forth in Section 3.7 above) of all or a portion of the Shares by the Holder, the Company or its assignee(s) shall have an option to purchase all of the Shares transferred at the greater of the purchase price paid by the Holder for such Shares or the Fair Market Value (as defined below) of the Shares on the date of transfer. The Holder or the Holder's executor shall promptly notify the Secretary of the Company in writing of such involuntary transfer. The right to purchase such Shares shall be provided to the Company or its assignee(s) for a period of thirty (30) days following receipt by the Company of such written notice. In the event that the proposed transfer is required by the order, judgment or decision of a court, arbitrator or other third party, the Holder or the Holder's executor shall notify such court, arbitrator or other third party of the Company's rights under this Section 4.1.

     4.2  Price for Involuntary Transfer

     For purposes of this Agreement, the "Fair Market Value" of the Shares shall be defined as the value of the Shares as determined by the Board of Directors of the Company, which value reflects the then-current value of the Shares in terms of present earnings and future prospects of the Company. The Company shall notify the Holder or the Holder's executor of the Fair Market Value within thirty (30) days after receipt by it of written notice of the proposed transfer of Shares. However, if the Holder or the Holder's executor does not agree with the valuation as determined by the Board of Directors of the Company, the Holder or the Holder's executor shall be entitled to have the valuation determined by an independent appraiser to be mutually agreed upon by the Company and the Holder or the Holder's executor and whose fees shall be borne equally by the Company and the Holder or the Holder's estate.

5.   Assignment of Company Rights

     The rights of the Company to purchase any part of the Shares may be assigned in whole or in part to any shareholder or shareholders of the Company or other persons or organizations.

6.   Restrictions Binding on Transferees

     All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are met.

7.   Termination of Rights

     This Agreement shall terminate upon the closing of the first sale of Common Stock of the Company to the general public (an "Initial Public Offering") under a registration statement declared effective under the Securities Act of 1933, as amended (the "Securities Act") or any successor statute. Upon termination of this Agreement, a new certificate or certificates representing the Shares shall be issued, on request, without the second paragraph of the legend required by
Section 9.1 and delivered to the Investor.

8.   Representations, Warranties and Covenants of the Investor

     The Investor represents, warrants and covenants to the Company that:

     8.1  No Sale or Distribution; Investigation

     The Investor is purchasing the Shares for the Investor's own personal account for investment and not with a view to the sale or distribution of all or any part of the Shares. No one other than the Investor has any beneficial interest in the Shares. The Investor has had full opportunity to ask questions and receive answers concerning the Shares and the financial condition of the Company.

     8.2  Authority; Binding Agreement

     The Investor has the full legal right, power and authority to enter into and to perform this Agreement. This Agreement constitutes the Investor's valid and binding obligation, enforceable against the Investor in accordance with its terms.

     8.3  No Registration of Shares; Restricted Securities

     The Investor understands that the Shares have not been registered under the Securities Act by reason of a specific exemption, which exemption depends upon, among other things, the bona fide nature of the Investor's investment intent as expressed here. The Investor understands that the Shares are characterized as "restricted securities" under the federal securities laws because they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Investor represents that he, she or it is familiar with Rule 144 and Rule 701 under the Securities Act, as presently in effect, and understands the resale limitations imposed by the Securities Act.

     8.4  Sophistication

     Such Investor, either alone or with the assistance of his, her or its professional advisor, is a sophisticated investor, is able to fend for his, her or itself in the transactions contemplated by this Agreement, and has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of the prospective investment in the Shares.

     8.5  Suitability

     The investment in the Shares is suitable for such Investor based upon his, her or its investment objectives and financial needs, and such Investor has adequate net worth and means for providing for his, her or its current financial needs and contingencies and has no need for liquidity of investment with respect to the Shares. Such Investor's overall commitment to investments that are illiquid or not readily marketable is not disproportionate to his, her or its net worth, and investment in the Shares will not cause such overall commitment to become excessive.

     8.6  Professional Advice

     Such Investor has obtained, to the extent he, she or it deems necessary, his, her or its own professional advice with respect to the risks inherent in the investment in the Shares, the condition of the Company and the suitability of the investment in the Shares in light of such Investor's financial condition and investment needs.

     8.7  Ability to Bear Risk

     Such Investor is in a financial position to purchase and hold the Shares and is able to bear the economic risk and withstand a complete loss of his, her or its investment in the Shares.

     8.8  Residency

     For purposes of the application of state securities laws, such Investor represents that he, she or it is a bona fide resident of, and/or is domiciled in, the state identified in the address for such Investor.

     8.9  Accreditation

     The Investor represents and warrants that he, she or it is an accredited investor as such term is defined in Rule 501(a) under the Securities Act and as defined pursuant to the provisions of state securities laws applicable to such Investor providing for an exemption from registration or qualification of the offer and sale of the Shares. The Investor represents that he, she or it is:

     (check all that are applicable)


                  a. A director or executive officer of the Company.
------------

                  b. A natural person with an individual net worth*, or joint
------------      net worth with his or her spouse, in excess of $1,000,000.

                  c. A natural person who (i) had an individual income in excess
------------      of $200,000 in each of 1997 and 1998 or a joint income with his or her spouse in excess of $300,000 in each of those two years and (ii) reasonably expects to reach the same income level in 1999.

                  d. Any organization described in Section 501(c)(3) of the
____________      Internal Revenue Code of 1986, as amended, or Massachusetts or similar business trust (i) not formed for the specific purpose of acquiring the Shares and (ii) having total assets in excess of $5,000,000.

                  e. A private business development company (as defined in
____________      section 202(a)(22) of the Investment Company Act of 1940, as amended).

                  f. A trust (i) not formed for the purpose of acquiring the
____________      Shares; (ii) having total assets in excess of $5,000,000, and
                  (iii) whose purchase of the Shares is directed by a sophisticated person (as described in Rule 506(b)(2)(ii) under the Securities Act).

                  g. An entity in which all of the equity owners are accredited
____________      investors.


_________________________

     * As used in this subparagraph, "net worth" means total tangible assets as currently valued less total liabilities.

9.   Restrictive Legends and Stop-Transfer Orders

     9.1  Restrictive Legend

     The Secretary of the Company shall endorse all certificates representing Shares owned by the Investor and all certificates representing Shares issued or transferred after this Agreement is entered into with the following legend:

          THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE LAW, AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (a) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (b) THIS CORPORATION RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES SATISFACTORY TO THIS CORPORATION STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (c) THIS CORPORATION OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

          THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

     9.2  Stop Transfer Order; No Transfer in Violation of Agreement

     The Investor agrees that, in order to ensure compliance with this Agreement's restrictions, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records. The Company shall not be required (a) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (b) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

10.  Miscellaneous

     10.1 Entire Agreement; Specific Enforcement; Severability

     This Agreement is the entire agreement of the parties regarding its subject matter and supersedes all prior written or oral communications or agreements. The Investor expressly agrees that the Company and its shareholders will be irreparably damaged if this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by the Investor, the Company shall, in addition to all other remedies, be entitled to a temporary or permanent injunction, without showing any actual damage, and/or a decree for specific performance, in accordance with the provisions of this Agreement. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other part of this Agreement.

     10.2 Notices

     Notices given pursuant to this Agreement shall be deemed duly given on the date of personal delivery, on the date sent by fax or three days after mailing if mailed by certified or registered mail, return receipt requested, postage prepaid, to the party at its address on the signature page below or such other address of which the addressee may subsequently notify the other parties in writing.

     10.3 Expenses

     Except as specifically provided to the contrary, each party shall pay his, her or its own expenses incurred in connection with this Agreement or any transactions contemplated by this Agreement.

     10.4 Governing Law

     This Agreement and the rights and obligations of the parties shall be governed by and construed in accordance with the laws of the state of Washington applicable to the construction and enforcement of contracts wholly executed and performed in Washington.

     10.5 Counterparts

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     10.6 Amendments; Waivers

     Neither this Agreement nor any provision may be amended except by written agreement signed by the parties. No waiver of any breach or default shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the dates set forth below.

                                             INVESTOR

Date of Execution:           , 1999          Signature:
                                             Name:
                                             Address:

                                                     __________________________
                                                     __________________________

                                             AVENUE A, INC.


Date of Execution: February 23, 1999
                                             By: /s/ Robert M. Littauer
                                             Name:  Robert M. Littauer
                                             Title: Vice President
                                             Address:  Avenue A, Inc.
                                                       Suite 1270
                                                       1100 Olive Way
                                                       Seattle, WA  98101
                                             Attn:     Chief Financial Officer

                                  Schedule A

                 Original Issuances of Series B Preferred Stock


                                          No. of
                                          Shares                           Aggregate Purchase
              Name                       Purchased           Date                 Price
---------------------------------------------------------------------------------------------
Cedar Grove Investments, LLC              111,607            2/23/99              $124,999.84
---------------------------------------------------------------------------------------------
Tony Chang                                  8,929            2/23/99              $ 10,000.48
---------------------------------------------------------------------------------------------
Stephen Man Cheung                          8,929            2/23/99              $ 10,000.48
---------------------------------------------------------------------------------------------
Stephen Wing Cheung Chow                    8,929            2/23/99              $ 10,000.48
---------------------------------------------------------------------------------------------
Robert J. Collins                          90,000            2/23/99              $100,800.00
---------------------------------------------------------------------------------------------
Eric E. Dillon                             89,286            2/23/99              $100,000.32
---------------------------------------------------------------------------------------------
Raymond P. Dornbusch                      178,571            2/23/99              $199,999.52
---------------------------------------------------------------------------------------------
Michele M. Dupre                           44,643            2/23/99              $ 50,000.16
---------------------------------------------------------------------------------------------
Durham Investments                         89,286            2/23/99              $100,000.32
 International, Ltd.
---------------------------------------------------------------------------------------------
Maria S. Eitel, Trustee, Maria             22,321            2/23/99              $ 24,999.52
 S. Eitel Revocable Living Trust
---------------------------------------------------------------------------------------------
Nicholas S. Eitel                          35,714            2/23/99              $ 39,999.68
---------------------------------------------------------------------------------------------
Elliott Associates, L.P.                   22,322            2/23/99              $ 25,000.64
---------------------------------------------------------------------------------------------
Timothy P. Flaherty                        44,643            2/23/99              $ 50,000.16
---------------------------------------------------------------------------------------------
Gary I. Furukawa                          133,929            2/23/99              $150,000.48
---------------------------------------------------------------------------------------------
John P. Galgon                             28,571            2/23/99              $ 31,999.52
---------------------------------------------------------------------------------------------
Gentle Boss Investments Ltd.              178,571            2/23/99              $199,999.52
---------------------------------------------------------------------------------------------
Nicolas J. Hanauer                        446,429            2/23/99              $500,000.48
---------------------------------------------------------------------------------------------
Frank M. Higgins                           22,321            2/23/99              $ 24,999.52
---------------------------------------------------------------------------------------------
David B. Johnston                          22,321            2/23/99              $ 24,999.52
---------------------------------------------------------------------------------------------
Peter B. Kellner                           89,286            2/23/99              $100,000.32
---------------------------------------------------------------------------------------------
Matthew K. Kellogg                         22,321            2/23/99              $ 24,999.52
---------------------------------------------------------------------------------------------
King Ying Development Limited              44,643            2/23/99              $ 50,000.16
---------------------------------------------------------------------------------------------
Stanton Reed Koch                          44,643            2/23/99              $ 50,000.16
---------------------------------------------------------------------------------------------
Benjamin Y. Lam                            25,000            2/23/99              $ 28,000.00
---------------------------------------------------------------------------------------------
Stanley J. Lampert                         35,714            2/23/99              $ 39,999.68
---------------------------------------------------------------------------------------------
Robert Leo                                 44,643            2/23/99              $ 50,000.16
---------------------------------------------------------------------------------------------
Rosemary Dupre Littlefield                 22,321            2/23/99              $ 24,999.52
---------------------------------------------------------------------------------------------
Pac-Fung Securities Ltd.                  169,643            2/23/99              $190,000.16
---------------------------------------------------------------------------------------------
Shamrock Trust                            178,571            2/23/99              $199,999.52
---------------------------------------------------------------------------------------------

                                          No. of
                                          Shares                           Aggregate Purchase
              Name                      Purchased           Date                  Price
---------------------------------------------------------------------------------------------
 U.S. Trust Company, N.A. Trustee          22,321            2/23/99              $ 24,999.52
 FBO John E. von Schlegell
 SEP-IRA Acct. #752-623-40
---------------------------------------------------------------------------------------------
Vernon L. Vennes                           44,643            2/23/99              $ 50,000.16
---------------------------------------------------------------------------------------------
Dale J. Vogel                              22,322            2/23/99              $ 25,000.64
---------------------------------------------------------------------------------------------
Westgate International, L.P.               22,321            2/23/99              $ 24,999.52
---------------------------------------------------------------------------------------------
Stuart Vance Williams                      53,572            2/23/99              $ 60,000.64
---------------------------------------------------------------------------------------------
R. Michael Leo                             61,428            3/15/99              $ 68,799.36
---------------------------------------------------------------------------------------------
Linco International Limited                89,286            3/15/99              $100,000.32
---------------------------------------------------------------------------------------------

                                AVENUE A, INC.

                           SERIES B PREFERRED STOCK
                           SHARE PURCHASE AGREEMENT

                               CONSENT OF SPOUSE
                               -----------------


     I, ____________________, spouse of ________________________, have read and approve the foregoing Series B Preferred Stock Share Purchase Agreement (the "Agreement"). In consideration of the terms and conditions as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact with respect to the amendment of or the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in the Agreement or any Shares issued pursuant thereto under the community property laws of the state of Washington or similar laws relating to marital property in effect in the state of our residence as of the date of the Agreement. I have been informed of my right to obtain independent legal counsel concerning this Agreement and the rights and obligations provided for in this Agreement, and by execution of this Agreement, acknowledge having either obtained such independent counsel or having waived the same.


                              Date:
                                   ---------------------------------------------

                              --------------------------------------------------
                                                     (Signature)

                              --------------------------------------------------
                                                    (Printed Name)

                                   EXHIBIT A

                                AVENUE A, INC.

                           SERIES B PREFERRED STOCK
                           SHARE PURCHASE AGREEMENT

                                  ENDORSEMENT
                                  -----------

     The undersigned, a shareholder of Avenue A, Inc. (the "Company"), and his or her spouse hereby agree to the terms and conditions of the Series B Preferred Stock Share Purchase Agreement, which became effective on _________________, 199_, originally entered into by and between the Company and the other party listed on the signature page and acknowledge receipt of a copy of such Agreement and agree to be bound under that Agreement as an Investor and shareholder, including, without limitation, under Section 6 of that Agreement.




___________________________________            ______________________________
(Signature of shareholder/Investor)            (Signature of Spouse)




___________________________________            ______________________________
(Printed Name)                                 (Printed Name)



___________________________________            ______________________________
(Date)                                         (Date)

                                   EXHIBIT B

                                AVENUE A, INC.

                           SERIES B PREFERRED STOCK
                           SHARE PURCHASE AGREEMENT

                     ASSIGNMENT SEPARATE FROM CERTIFICATE
                     ------------------------------------


     FOR VALUE RECEIVED and pursuant to the Series B Preferred Stock Share Purchase Agreement between the undersigned ("Shareholder") and Avenue A, Inc. (the "Company") effective as of _____________________, 1999 (the "Agreement"), this shareholder (the "Shareholder") hereby sells, assigns and transfers unto the Company ________________________________ (___________) shares of the Series
B Preferred Stock of the Company standing in Shareholder's name on the Company's books and represented by Certificate No. ________, and does hereby irrevocably constitute and appoint _______________________________ to transfer said stock on the books of the Company with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.

Dated:_________________________
                                        Signature:



                                        __________________________________
                                        Shareholder



                                        __________________________________
                                        Spouse

     Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of Shareholder.